Income Taxes - Uncertain Tax Positions (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Change in uncertain tax positions
Gross unrecognized tax benefit at beginning of year	$ 1,025	$ 922
Increase from tax positions taken in prior years		(12)
Increase from tax positions in current year	149	115
Gross unrecognized tax benefit at end of year	1,174	1,025
Amount of unrecognized tax benefits that, if recognized, would favorably impact the effective tax rate	$ 1,200	$ 1,000